SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                October 7, 2005
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                              INNOVA HOLDINGS, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)


Delaware                                     000-33231                                      95-4868120
------------------------------------------------------------------------------------------------------
(State or other jurisdiction          (Commission File number)        (IRS Employer Identification No.)
of  incorporation or organization)


       17105 San Carlos Boulevard, Suite A6151, Fort Myers, Florida 33931
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (239) 466-0488
              (Registrant's Telephone Number, Including Area Code)


                     ---------------------------------------
                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

                         SECTION 2-FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      Innova Holdings, Inc. (the "Company") entered into short-term debt obligations other than in the ordinary course of business. All of the short-term debt bears interest at the rate of 10% per annum. The following table sets for the names of the lenders, the amount of the loans, the dates of the loans and the due date of the loans:

-------------------------    -----------------------    -----------------------    --------------------------
Lender                       Amount of Loan             Date of Loan               Due Date
-------------------------    -----------------------    -----------------------    --------------------------
Eugene Gartlan               $40,000                    September 19, 2005         December 19, 2005
-------------------------    -----------------------    -----------------------    --------------------------
Jerry Horne                  $50,000                    September 22, 2005         October 22, 2005
-------------------------    -----------------------    -----------------------    --------------------------
James Marks                  $30,000                    September 22, 2005         October 22, 2005
-------------------------    -----------------------    -----------------------    --------------------------
Eugene Gartlan               $5,000                     October 5, 2005            January 5, 2006
-------------------------    -----------------------    -----------------------    --------------------------
Rick Wynns                   $30,000                    October 5, 2005            April 5, 2006
-------------------------    -----------------------    -----------------------    --------------------------
Rick Wynns                   $30,000                    October 17, 2005           April 17, 2006
-------------------------    -----------------------    -----------------------    --------------------------

      All of the lenders are shareholders of the Company. Mr. Gartlan is also the Chief Financial Officer of the Company.

      On October 7, 2005, the Company into a Securities Purchase Agreement with Cornell Capital Partners, LP ("Cornell Capital"). Pursuant to this Agreement, the Company sold a Convertible Debenture in the principal amount of $55,000 to Cornell Capital. The Convertible Debenture bears interest at the rate of 12% per annum and is due on April 7, 2006. The Company will pay directly to Cornell Capital all revenues it receives until the principal amount and all accrued interest on the Convertible Debenture has been paid in full. The principal of the Convertible Debenture is convertible into common stock of the Company at a price of $.03 per share (the "Conversion Shares"). In the event of default by the Company, the principal of the Convertible Debenture is convertible into Conversion Shares at a price of $.005 per share. The Company granted demand registration rights to Cornell Capital for the Conversion Shares. The Convertible Debenture is secured by a second lien on all of the assets of the Company.


                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

10.1 Securities Purchase Agreement with Cornell Capital Partners, LP dated October 7, 2005

10.2  Registration Rights with Cornell Capital Partners, LP dated October 7,
      2005


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

10.3 Convertible Debenture issued to Cornell Capital Partners, LP dated October 7, 2005

10.4  Security Agreement with Cornell Capital Partners, LP dated October 7, 2005

10.5 Escrow Agreement with David Gonzalez and Cornell Capital Partners, LP dated October 7, 2005


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

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    INNOVA HOLDINGS, INC.


Date: October 19, 2005              By: /s/ Walter K. Weisel
                                        -----------------------------------
                                        Walter K. Weisel
                                        Chairman and Chief Executive Officer


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